UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

______________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 2, 2019

______________________________________

KYTO TECHNOLOGY AND LIFE SCIENCE, INC.

(Exact name of registrant as specified in its charter)

Florida	000-50390	65-108-6538
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13050 La Paloma Road, Los Altos Hills, CA 94022

(Address of principal executive offices, including zip code)

(408) 313 5830

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 1, 2019, Kyto Technology and Life Science, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). Present at the Annual Meeting in person or by proxy were holders of 4,478,387 shares of the Company’s common stock, representing 76.72% of the voting power of the shares of the Company’s common stock as of March 1, 2019, the record date for the Annual Meeting, and constituting a quorum for the transaction of business. The matters before the annual meeting are described in more detail in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission on June 17, 2019 (the “Proxy Statement”).

Proposal No. 1—Election of Directors: The following nominees were elected as directors to serve until the 2020 annual meeting of stockholders and until his successor is duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-votes

Paul Russo	4,478,387	0	0
Georges Benarroch	4,478,387	0	0

Proposal No. 2—Ratification of the Appointment of Independent Registered Public Accounting Firm: The appointment of RBSM, LLP as the Company’s independent registered public accounting firm for its fiscal year ending March 31, 2020 was ratified:

Votes For	Votes Against	Abstentions	Broker Non-votes

4,478,387	0	0	-

Proposal No. 3—Non-Binding Vote on Executive Compensation: The Company’s stockholders approved, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement:

Votes For	Votes Against	Abstentions	Broker Non-votes

4,478,387	0	0	0

Proposal No. 4—Non-Binding Vote on Frequency of Future Advisory Votes on Executive Compensation: The Company’s stockholders approved, in a non-binding advisory vote that the advisory vote on the compensation of the named executive officers should occur every three years:

One Year	Two Years	T	Three Years	Abstentions

21	0		4,478,366	0

Proposal No. 5—Approval of the Company’s 2019 Stock and Incentive Plan: The Company’s stockholders approved the adoption of the Company’s 2019 Stock and Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-votes

4,478,387	0	0	0

Proposal No. 6—Reincorporation: The Company’s stockholders approved the reincorporation of the Company from the State of Florida to the State of Delaware:

Votes For	Votes Against	Abstentions	Broker Non-votes

4,478,387	0	0	0

Proposal No. 7—Exclusive Forum Provision: The Company’s stockholders approved an exclusive forum provision in the Delaware Certificate of Incorporation following the reincorporation:

Votes For	Votes Against	Abstentions	Broker Non-votes

4,478,387	0	0	0

Proposal No. 8—Authorized Share Decrease: The Company’s stockholders approved a decrease in the Company’s authorized common stock as set forth in the Delaware Certificate of Incorporation following the reincorporation:

Votes For	Votes Against	Abstentions	Broker Non-votes

4,478,387	0	0	0

Proposal No. 9—Authorized Share Increase: The Company’s stockholders approved an increase in the Company’s authorized preferred stock as set forth in the Delaware Certificate of Incorporation following the reincorporation:

Votes For	Votes Against	Abstentions	Broker Non-votes

4,478,367	20	0	0

Proposal No. 10—Blank Check Preferred Authorization: The Company’s stockholders approved the authorization of the Company to issue blank check preferred stock as set forth in the Delaware Certificate of Incorporation following the reincorporation:

Votes For	Votes Against	Abstentions	Broker Non-votes

4,478,367	20	0	0

Proposal No. 11—Meeting Adjournment: The Company’s stockholders approved an adjournment of the Annual Meeting to continue to solicit additional votes for certain proposals brought forth in the Annual Meeting:

Votes For	Votes Against	Abstentions	Broker Non-votes

4,478,387	0	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KYTO TECHNOLOGY AND LIFE SCIENCE, INC.

Date: July 8, 2019	By:	/s/ Paul Russo
Paul Russo Chief Executive Officer